SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 17, 2002

THE AES CORPORATION
 (exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	333-15487 (Commission File No.)	54-1163725 (IRS Employer Identification No.)

1001 North 19th Street, Suite 2000
Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Item 5. Other Events

             Information Related to AES Drax Holdings Limited

             On December 13, 2002, The AES Corporation’s (the “Registrant”) subsidiary AES Drax Holdings Limited filed a Form 6-K announcing the information contained in the press release attached as Exhibit 99.1 to this report and incorporated by reference herein.

             Documents Executed in Connection with Bond Exchange and Bank Refinancing

             In connection with the Registrant’s recently completed bond exchange and bank refinancing (each as described in the Registrant’s current report on Form 8-K filed on December 13, 2002), the Registrant entered into the agreements attached to this report as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 99.2 and 99.3 and incorporated by reference herein.

Item 7. Exhibits.

4.1	Senior Indenture, dated December 13, 2002, between The AES Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee.

4.2	Collateral Trust Agreement dated as of December 12, 2002 among The AES Corporation, AES International Holdings II, Ltd., Wilmington Trust Company, as corporate trustee and Bruce L. Bisson, as individual trustee.

4.3	Security Agreement dated as of December 12, 2002 made by The AES Corporation to Wilmington Trust Company, as corporate trustee and Bruce L. Bisson, as individual trustee.

4.4	Charge Over Shares dated as of December 12, 2002 between AES International Holdings II, Ltd. and Wilmington Trust Company, as corporate trustee and Bruce L. Bisson, as individual trustee.

4.5	Contingent Value Rights Agreement, dated as of December 13, 2002, between The AES Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1	Press Release issued by AES Drax Holdings Limited dated December 13, 2002.

99.2	Amended and Restated Credit, Reimbursement and Exchange Agreement dated as of December 12, 2002 among The AES Corporation, the Subsidiary Guarantors party thereto, the Banks party thereto, the Revolving Fronting Banks and the Drax LOC Fronting Bank party thereto and Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Bank Parties.

99.3	Second Amended and Restated Pledge Agreement dated as of December 12, 2002 between AES EDC Funding II, L.L.C. and Citicorp USA, Inc., as Collateral Agent.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2002	THE AES CORPORATION

By:	/s/ Brian Miller
Name: Brian Miller Title: Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	EXHIBIT

4.1	Senior Indenture, dated December 13, 2002, between The AES Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee.

4.2	Collateral Trust Agreement dated as of December 12, 2002 among The AES Corporation, AES International Holdings II, Ltd., Wilmington Trust Company, as corporate trustee and Bruce L. Bisson, as individual trustee.

4.3	Security Agreement dated as of December 12, 2002 made by The AES Corporation to Wilmington Trust Company, as corporate trustee and Bruce L. Bisson, as individual trustee.

4.4	Charge Over Shares dated as of December 12, 2002 between AES International Holdings II, Ltd. and Wilmington Trust Company, as corporate trustee and Bruce L. Bisson, as individual trustee.

4.5	Contingent Value Rights Agreement, dated as of December 13, 2002, between The AES Corporation and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1	Press Release issued by AES Drax Holdings Limited dated December 13, 2002.

99.2	Amended and Restated Credit, Reimbursement and Exchange Agreement dated as of December 12, 2002 among The AES Corporation, the Subsidiary Guarantors party thereto, the Banks party thereto, the Revolving Fronting Banks and the Drax LOC Fronting Bank party thereto and Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Bank Parties.

99.3	Second Amended and Restated Pledge Agreement dated as of December 12, 2002 between AES EDC Funding II, L.L.C. and Citicorp USA, Inc., as Collateral Agent.